Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the First Quarter 2006

Thomas Properties Group, Inc.

Supplemental Financial Information

For the First Quarter 2006

TABLE OF CONTENTS

Corporate
Company Background	2
Supplemental Financial Information
Operating and Financial Information	3
Consolidated Statements of Operations	4
Consolidated Balance Sheets	5
Pro-Rata Consolidated Statements of Operations	6
Pro-Rata Consolidated Balance Sheet	7
Funds From Operations	8
Adjusted Funds From Operations	9
Debt Summary	10
Portfolio Data	12
Investor Information	15

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Form 10-K for the year ended December 31, 2005.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages office, retail and multi-family properties on a nationwide basis. We are the successor company to Thomas Properties Group, LLC and its affiliates (TPGI Predecessor). TPGI Predecessor was founded in 1996 by our Chairman, Chief Executive Officer and President, Mr. James A. Thomas.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of March 31, 2006, we own interests in and asset manage 14 operating properties with 8.2 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional five operating properties with 2.6 million rentable square feet. We also own, hold interests in or have the ability to develop land suitable for the development of approximately 5.3 million rentable square feet of space.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”), to report operating results.

FFO and AFFO are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated statements of operations for the three months ended March 31, 2006 and 2005, as well as a pro-rata consolidated balance sheet as of March 31, 2006, because we believe this information is useful to investors as this method reflects the manner in which we operate our business. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Funds From Operations and Adjusted Funds From Operations

We believe that FFO and AFFO, along with net income (loss), provide additional information about our operations and are helpful in understanding our operating results. See page 8 for a discussion of FFO and a reconciliation of FFO to net income (loss) and page 9 for a discussion of AFFO and a reconciliation of AFFO to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

	Three months ended March 31, 2006	Three months ended March 31, 2005
Revenues:
Rental	$8,295	$8,280
Tenant reimbursements	4,893	4,914
Parking and other	897	1,443
Investment advisory, management, leasing, and development services	1,414	1,369
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	2,173	1,627

Total revenues	17,672	17,633

Expenses:
Rental property operating and maintenance	4,328	4,075
Real estate taxes	1,456	1,459
Investment advisory, management, leasing, and development services	1,803	1,473
Rent - unconsolidated real estate entities	58	58
Interest	5,487	6,312
Depreciation and amortization	3,105	3,317
General and administrative	3,274	2,840

Total expenses	19,511	19,534

Loss from early extinguishment of debt	(360)	—
Interest income	676	417
Equity in net loss of unconsolidated real estate entities	(5,790)	(1,328)
Minority interests - unitholders in the Operating Partnership	4,203	1,511
Minority interests in consolidated real estate entities	(524)	—

Loss before benefit for income taxes	(3,634)	(1,301)
Benefit for income taxes	1,429	525

Net loss	$(2,205)	$(776)

Loss per share - basic and diluted	$(0.15)	$(0.05)
Weighted average common shares - basic and diluted	14,320,779	14,295,236

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31, 2006	December 31, 2005
	(unaudited)
ASSETS
Investments in real estate	$414,419	$405,422
Less accumulated depreciation	(106,787)	(104,325)

	307,632	301,097
Investment in real estate - development property held for sale	7,787	12,064

	315,419	313,161
Investments in unconsolidated real estate entities	37,821	41,124
Cash and cash equivalents	55,222	63,915
Restricted cash	9,460	15,511
Rents and other receivables, net	1,981	1,804
Receivables - unconsolidated real estate entities	4,359	3,335
Deferred rents	21,781	23,111
Deferred leasing and loan costs, net	15,631	16,173
Deferred tax asset	40,869	39,440
Other assets	8,897	4,313

Total assets	$511,440	$521,887

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$322,911	$325,179
Accounts payable and other liabilities	13,641	13,545
Dividends and distributions payable	1,916	1,905
Prepaid rent	3,639	3,753

Total liabilities	342,107	344,382
Minority interests:
Unitholders in the Operating Partnership	68,790	74,099
Minority interests in consolidated real estate entities	—	26

Total minority interests	68,790	74,125
Common stock	143	143
Limited voting stock	167	167
Additional paid-in capital	106,683	106,713
Retained deficit and dividends	(6,450)	(3,379)
Unearned compensation, net	—	(264)

Total stockholders’ equity	100,543	103,380

Total liabilities and stockholders’ equity	$511,440	$521,887

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP)

The following are the unaudited pro-rata consolidated statements of operations of TPGI for the three months ended March 31, 2006 and 2005, including a reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations (in thousands).

	For the three months ended March 31, 2006			For the three months ended March 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$8,295	$6,002	$14,297	$8,280	$2,636	$10,916
Tenant reimbursements	4,893	587	5,480	4,914	292	5,206
Parking and other	897	915	1,812	1,443	410	1,853
Investment advisory, management, leasing, and development services	1,414	—	1,414	1,369	—	1,369
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	2,173	—	2,173	1,627	—	1,627

Total revenues	17,672	7,504	25,176	17,633	3,338	20,971

Expenses:
Rental property operating and maintenance	4,328	3,767	8,095	4,075	1,873	5,948
Real estate taxes	1,456	860	2,316	1,459	307	1,766
Investment advisory, management, leasing, and development services	1,803	—	1,803	1,473	—	1,473
Rent - unconsolidated real estate entities	58	—	58	58	—	58
Interest	5,487	2,983	8,470	6,312	1,053	7,365
Depreciation and amortization	3,105	5,748	8,853	3,317	1,381	4,698
General and administrative	3,274	—	3,274	2,840	—	2,840

Total expenses	19,511	13,358	32,869	19,534	4,614	24,148

Loss from early extinguishment of debt	(360)	—	(360)	—	—	—
Interest income	676	—	676	417	—	417
Equity in net loss of unconsolidated real estate entities	(5,790)	5,790	—	(1,328)	1,328	—
Minority interests - unitholders in the Operating Partnership	4,203	—	4,203	1,511	—	1,511
Minority interests in consolidated real estate entities	(524)	—	(524)	—	—	—

Loss before income (loss) from discontinued operations and benefit for income taxes	(3,634)	(64)	(3,698)	(1,301)	52	(1,249)
Income (loss) from discontinued operations	—	64	64	—	(52)	(52)

Loss before benefit for income taxes	(3,634)	—	(3,634)	(1,301)	—	(1,301)
Benefit for income taxes	1,429	—	1,429	525	—	525

Net loss	$(2,205)	$—	$(2,205)	$(776)	$—	$(776)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEET (Non-GAAP)

The following is the unaudited pro-rata consolidated balance sheet of TPGI as of March 31, 2006, including a reconciliation from the consolidated balance sheet to the pro-rata consolidated balance sheet (in thousands).

	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$315,419	$180,782	$496,201
Investments in unconsolidated real estate entities	37,821	(37,821)	—
Cash and cash equivalents	55,222	2,936	58,158
Restricted cash	9,460	6,892	16,352
Rents, deferred rents and other receivables, net	28,121	5,887	34,008
Deferred charges and other assets, net	65,397	24,738	90,135

Total assets	$511,440	$183,414	$694,854

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	322,911	169,746	492,657
Accounts payable, dividends and distributions payable, and other liabilities	19,196	13,668	32,864

Total liabilities	342,107	183,414	525,521
Minority interests	68,790	—	68,790
Total stockholders’ equity	100,543	—	100,543

Total liabilities and stockholders’ equity	$511,440	$183,414	$694,854

Thomas Properties Group, Inc.

Supplemental Financial Information

FUNDS FROM OPERATIONS (FFO) (Non-GAAP)

We calculate FFO as defined by the National Association of Real Estate Investment Trusts. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, extraordinary items, real estate related depreciation and amortization (including capitalized leasing expenses, tenant allowances or improvements and excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.

The Company uses FFO as a supplemental performance measure because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. FFO should be considered only as a supplement to net income as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. FFO also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Income (Loss) to FFO (in thousands):

	For the three months ended March 31, 2006			For the three months ended March 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(2,205)	$—	$(2,205)	$(776)	$—	$(776)
Minority interests	(3,679)	—	(3,679)	(1,511)	—	(1,511)
Depreciation and amortization	3,105	5,748	8,853	3,317	1,453	4,770

FFO	$(2,779)	$5,748	$2,969	$1,030	$1,453	$2,483

TPGI share of FFO (1)	$(1,289)	$2,666	$1,377	$476	$672	$1,148

FFO per share – basic			$0.10			$0.08

FFO per share – diluted			$0.10			$0.08

Weighted average common shares outstanding - basic			14,320,779			14,295,236

Weighted average common shares outstanding - diluted			14,326,739			14,298,383

(1)	Based on an interest in our operating partnership of 46.4% and 46.3% for the three months ended March 31, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

ADJUSTED FUNDS FROM OPERATIONS (AFFO) (Non-GAAP)

We calculate AFFO by adding to or subtracting from FFO i) deferred income tax expense (benefit); ii) amortization of deferred financing costs; iii) non-cash compensation expense; iv) the adjustment to recognize rental revenues using the straight-line method; v) the adjustment to rental revenue to reflect the fair-market value of rents, and vi) gains or losses from sales of assets.

The Company uses AFFO as a supplemental performance measure as it further adjusts FFO by including the impact of gains or losses from sales of assets, and excluding deferred income tax expense, amortization of deferred financing costs, non-cash compensation expense, and straight-line and fair market value rent adjustments. AFFO should be considered only as a supplement to net income as a measure of our performance. AFFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. AFFO also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Income (Loss) to AFFO (in thousands):

	For the three months ended March 31, 2006			For the three months ended March 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(2,205)	$—	$(2,205)	$(776)	$—	$(776)
Minority interests	(3,679)	—	(3,679)	(1,511)	—	(1,511)
Depreciation and amortization	3,105	5,748	8,853	3,317	1,453	4,770

FFO	(2,779)	5,748	2,969	1,030	1,453	2,483
Deferred income tax benefit	(1,429)	—	(1,429)	(525)	—	(525)
Amortization of deferred financing costs	172	292	464	175	147	322
Non-cash compensation expense	145	—	145	132	—	132
Straight-line rent adjustments	1,329	(696)	633	1,176	(372)	804
Fair market value of rent adjustments	(69)	24	(45)	(109)	(84)	(193)

AFFO	$(2,631)	$5,368	$2,737	$1,879	$1,144	$3,023

TPGI share of AFFO (1)	$(1,220)	$2,489	$1,269	$869	$529	$1,398

AFFO per share – basic			$0.09			$0.10

AFFO per share – diluted			$0.09			$0.10

Weighted average common shares outstanding - basic			14,320,779			14,295,236

Weighted average common shares outstanding - diluted			14,326,739			14,298,383

(1)	Based on an interest in our operating partnership of 46.4% and 46.3% for the three months ended March 31, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

A summary of our outstanding consolidated debt as of March 31, 2006 is as follows (in thousands):

	Interest rate	Outstanding debt	Maturity date
Secured debt
One Commerce Square mortgage loan (1)	5.7%	$130,000	1/6/16
Two Commerce Square:
Mortgage loan (2)	6.3	118,697	5/09/13
Senior mezzanine loan (3) (4)	17.3	42,841	1/09/10
Junior A mezzanine loan (3) (5)	15.0	3,973	1/09/10
Campus El Segundo mortgage loan (6)	Prime Rate or LIBOR + 2.25	19,500	10/10/07
Four Points Centre mortgage loan (7)	Prime Rate	4,000	8/28/06

Total secured debt		$319,011

Unsecured debt
Former minority partner (8)	5.0%	$3,900	10/12/09

(1)	The mortgage loan is subject to interest only payments for the first five years, and thereafter, principal and interest payments are due based on a thirty-year amortization schedule. The loan is subject to yield maintenance payments for any prepayments prior to October 2015, and beginning January 2009, may be defeased.

(2)	The mortgage loan may be defeased after October 2005, and may be prepaid after February 2013.

(3)	These loans are guaranteed by Mr. Thomas up to an aggregate maximum of $7,500,000. We have agreed to indemnify Mr. Thomas in the event his guarantees are called upon.

(4)	The senior mezzanine loan bears interest at a rate such that the weighted average of the rate on this loan and the rate on the mortgage loan secured by Two Commerce Square equals 9.2% per annum. The effective interest rate on this loan as of March 31, 2006 was 17.3% per annum. The loan may not be prepaid prior to August 9, 2009, and thereafter is subject to yield maintenance payments unless the loan is prepaid within 60 days of maturity. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.

(5)	Interest at a rate of 10% per annum is payable currently, and additional interest of 5% per annum is deferred until maturity. The loan is subject to the greater of 3% of the principal amount or a yield maintenance premium for any prepayments. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.

(6)	At March 31, 2006, $13,000,000 and $6,500,000 of the mortgage loan bears interest at 6.57% per annum and 7.00% per annum, respectively.

(7)	The prime rate as of March 31, 2006 was 7.75% per annum.

(8)	The loan is due to our former minority partner in TPG-El Segundo Partners, LLC. Principal and interest are due at maturity.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY - continued

As of March 31, 2006, our company had investments in entities owning unconsolidated properties with stated ownership percentages ranging from 21.3% to 50.0%. We do not have control of these entities, and none of the entities are considered variable interest entities. Therefore, we account for them using the equity method of accounting. The table below summarizes the outstanding debt for the unconsolidated properties as of March 31, 2006 (in thousands):

	Interest Rate		Principal Amount	Maturity Date	TPGI Share of Principal Amount
City National Plaza (1)
Senior mortgage loan (2)	LIBOR + 1.75%		$200,000	7/11/06	$42,684
Senior mezzanine loan (2)	LIBOR + 4.50		81,297	7/11/06	17,350
Junior mezzanine loan	LIBOR + 6.15		25,000	7/11/06	5,335
San Felipe Plaza senior mortgage loan	5.28		101,500	8/11/10	25,375
2500 City West senior mortgage loan	5.28		70,000	8/11/10	17,500
Brookhollow Central I, II and III / Intercontinental Center senior mortgage loan (3)	LIBOR + 2.25		53,000	8/9/07	13,250
2121 Market Street (4)	6.10		19,600	8/1/33	9,800
Four Falls Corporate Center
Note A	5.31		42,200	3/6/10	10,550
Note B (3) (5)	LIBOR + 3.25	(6)	7,867	3/6/10	1,967
Oak Hill Plaza/Walnut Hill Plaza
Note A	5.31		35,300	3/6/10	8,825
Note B (3) (5)	LIBOR + 3.25	(6)	5,400	3/6/10	1,350
Valley Square Office Park (7)
Note A (3) (5)	LIBOR + 1.75	(6)	27,500	3/1/07	6,875
Note B (3) (5)	LIBOR + 3.25	(6)	2,800	3/1/07	700
Reflections I	5.23		23,111	4/1/15	5,778
Reflections II	5.22		9,629	4/1/15	2,407

			$704,204		$169,746

(1)	The joint venture that owns this property has purchased interest rate cap agreements for the outstanding City National Plaza loans, and also is required to purchase interest rate cap agreements for each future advance under the $125 million senior mezzanine loan.

(2)	The mortgage and senior mezzanine loans are subject to exit fees equal to .25% and .5%, respectively, of the loan amounts, however, under certain circumstances the exit fees will be waived.

(3)	The joint venture that owns these properties has purchased interest rate cap agreements for these loans.

(4)	The 2121 Market Street mortgage loan is prepayable without penalty after May 1, 2013, at which date the outstanding principal amount of this debt will be approximately $17.2 million. The interest rate will increase to the greater of 8.1% or the treasury rate plus 2.0% on August 1, 2013. Any amounts over the initial interest rate may be deferred to the extent excess cash is not available to make such payments. Provided there is no deferred interest, the loan balance will be fully amortized on August 1, 2033, the maturity date of the loan.

(5)	These loans are subject to exit fees equal to 1% of the loan amounts, however, under certain circumstances the exit fees will be waived.

(6)	These loans bear interest at the greater of the one month LIBOR or 2.25%, plus the applicable margin. As of March 31, 2006, one month LIBOR exceeded 2.25%.

(7)	This property was sold on April 27, 2006 and the loans were repaid.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of March 31, 2006)

Our Ownership Properties

Core Properties	Location	TPGI Percentage Interest	Year Built/ Renovated	Rentable Square Feet (1)	Percent Leased (2)	Annualized Rent (3)	Annualized Net Rent Per Leased Square Foot (4)
One Commerce Square	Philadelphia, PA	89.0%	1987	942,866	94.4%	$11,705,964	$13.25
Two Commerce Square	Philadelphia, PA	89.0	1992	953,276	99.3	26,054,824	27.68
2121 Market Street (5)	Philadelphia, PA	50.0	2001	20,835	100.0	356,350	17.10
Reflections I	Reston, VA	25.0	2000	123,546	100.0	2,724,189	22.05
Reflections II	Reston, VA	25.0	1984/2001	64,253	100.0	1,637,322	25.48
2500 City West	Houston, TX	25.0	1982	578,284	95.3	5,304,695	9.84

Total/Weighted Average:				2,683,060	96.8%	$47,783,344	$18.58

Value-Add Properties	Location	TPGI Percentage Interest	Year Built	Rentable Square Feet (1)	Percent Leased (2)	Annualized Rent (3)	Annualized Net Rent Per Leased Square Foot (4)
City National Plaza (6)	Los Angeles, CA	21.3%	1972-1973	2,639,373	60.6%	$14,618,544	$10.94
Four Falls Corporate Center	Conshohocken, PA	25.0	1987	253,985	83.2	2,611,290	13.23
Oak Hill Plaza	Wayne/King of Prussia, PA	25.0	1982	164,360	81.0	1,640,486	12.32
Walnut Hill Plaza	Wayne/King of Prussia, PA	25.0	1986	150,573	60.5	986,626	10.83
Valley Square Office Park (7)	Blue Bell, PA	25.0	1982/1988	293,936	86.7	2,704,827	10.61
San Felipe Plaza	Houston, TX	25.0	1984	980,472	85.6	7,243,030	8.90
Brookhollow Central I, II and III	Houston, TX	25.0	1972/1979/1981	804,181	74.4	5,056,238	8.67
Intercontinental Center	Houston, TX	25.0	1983	196,895	90.5	1,088,954	7.53

Total/Weighted Average:				5,483,775	71.2%	$35,949,995	$10.11

(1)	For purposes of the tables above, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street. Some of the properties have been re-measured in accordance with Building Owners and Managers Association (BOMA) 1996 standards, and the rentable area for these properties reflects the BOMA 1996 measurement guidelines. For the other properties, the rentable area is calculated consistent with leases in place on the property and local market conventions.

(2)	Percent leased represents the sum of the square footage of the signed leases as a percentage of rentable area described in (1) above.

(3)	Annualized rent represents the annualized monthly contractual rent under existing leases as of March 31, 2006. For leases with a remaining term of less than one year, annualized rent includes only the amounts through the expiration of the lease. Annualized rent reflects total base rent before any one-time or non-recurring rent abatements, but after annually recurring rent credits and is shown on a net basis. For any tenant under a partial gross lease (which requires the tenant to reimburse the landlord for its pro-rata share of operating expenses in excess of a stated expense stop) or under a full gross lease (which does not require the tenant to reimburse the landlord for any operating expenses) the unreimbursed portion of current year operating expenses (which may be estimates as of such date) are subtracted from gross rent. Total projected recurring rent credits for leases in effect as of March 31, 2006 for the twelve months ending March 31, 2007 are $752,999. There are no operating expense credits.

(4)	Annualized net rent per leased square foot represents annualized rent as computed above, divided by the total square footage under lease as of the same date.

(5)	The information presented for 2121 Market Street represents the information for two retail/office tenants only, and excludes the 168 residential units.

(6)	The annualized rent information presented for City National Plaza does not include certain information for two leases. In July 2004, 163,680 and 63,014 square feet were leased to Jones Day and Fulbright & Jaworski, respectively. The space for Fulbright & Jaworski was delivered in May 2005 and the tenant will begin paying operating expenses in September 2006 and rent in January 2007. The space for Jones Day was delivered in July 2005 and the tenant will begin paying rent and operating expenses in November 2006.

(7)	This property was sold on April 27, 2006.

Thomas Properties Group, Inc.

Supplemental Financial Information

Our Development Properties

	Location	TPGI Percentage Interest	Number of Acres		Potential Property Types	Potential Rentable Square Feet Upon Completion/ Development
Four Points Centre	Austin, TX	100%	230.4	(1)	Office/R&D/Hotel	1,430,000	(2)
The Square at Four Points Centre	Austin, TX	100	29.4		Retail	230,000
2101 Market Street	Philadelphia, PA	100	1.7		Residential/Office/Retail	975,000	(3)
Campus El Segundo	El Segundo, CA	100	46.5		Office/Retail/R&D/Hotel	2,175,000	(4)
2500 City West land	Houston, TX	25	6.3		Residential/Office/Retail	500,000	(5)

Total			314.3			5,310,000

(1)	Includes 182 acres designated as a habitat preserve.

(2)	The property will support the development of 280,000 rentable square feet of office space, 900,000 rentable square feet of office and research and development space, and a 250,000 rentable square feet (approximately 250 rooms) hotel.

(3)	Currently, the three parcels have a combined floor area ratio (“FAR”) of 975,000 square feet. If certain city approvals are obtained, the combined FAR will be 1,500,000 square feet.

(4)	We have entitled Campus El Segundo for a 2,175,000 square foot mixed-use project with commercial, retail and community serving components. Approximately 19.1 acres of this property is currently classified as held for sale.

(5)	The property will support the development of at least 500,000 rentable feet of residential, office, or retail space.

Thomas Properties Group, Inc.

Supplemental Financial Information

Our Managed Properties

Managed Properties	Location	Year Built/ Renovated	Rentable Square Feet (1)	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	90.1%
Valencia Town Center	Valencia, CA	1996-2001	393,626	99.4
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	100.0
1835 Market Street	Philadelphia, PA	1986-1987	686,503	90.8
CalEPA Headquarters	Sacramento, CA	2000	950,939	100.0

Total/Weighted Average			2,552,718	96.5%

(1)	For purposes of the table above, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail). Valencia Town Center was re-measured in accordance with Building Owners and Managers Association (BOMA) 1996 standards, and the rentable area for this property reflects the BOMA 1996 measurement guidelines. For the other properties, the rentable area is calculated consistent with leases in place on the property and local market conventions.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTOR INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing
Diana M. Laing	Computershare	Nasdaq: TPGI
Chief Financial Officer	P.O. Box 43023
515 South Flower Street	Providence, RI 02940-3023
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail:dlaing@tpgre.com

Board of Directors and Executive Officers
James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo	Executive Vice President, Director
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
Winston H. Hickox	Director
Daniel Neidich	Director